[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                MFS(R) RESEARCH FUND

                ANNUAL REPORT o SEPTEMBER 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Independent Auditors' Report .............................................. 31
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

        Respectfully,

 /s/ Jeffrey L. Shames

        Jeffrey L. Shames
        Chairman and Chief Executive Officer
        MFS Investment Management(R)

        October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Michael A. Lawless]
     Michael A. Lawless

For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -38.83%, Class B shares -39.23%, Class C shares -39.25%, and Class I shares -38.61%. These returns, which include the reinvestment of any capital gains and dividends distributions but exclude the effects of any sales charges, compare to a -26.62% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used index of common stock total return performance. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -43.77%.

Q.  WHAT CAUSED THE FUND TO UNDERPERFORM THE S&P 500 DURING THE PERIOD?

A. Our emphasis on large-cap growth stocks put the portfolio at a disadvantage as this area of the market was hardest hit during the period. Despite holding what we believed were the highest-quality franchises across a broad range of industries, and our quick response to reduce our exposure in the technology and telecommunications sectors, the persistent deterioration of business fundamentals continued to catch investors off guard. While the portfolio has posted discouraging negative results during the past year, we feel we were early in identifying the extent of the slowdown in capital spending, which aided our performance relative to our Lipper peers.

Q. HOW DID YOU POSITION THE PORTFOLIO IN THIS EXTREMELY DIFFICULT ENVIRONMENT?

A. We haven't made significant changes in recent months or since the tragic events of September 11 because we don't think that investment decisions based on short-term market shocks or emotions are in the best interests of our shareholders. That said, we had already sharply reduced our positions in a broad range of aggressive growth industries, most notably in the technology and telecommunications sectors, in anticipation of difficult times ahead. In addition to reducing our exposure to aggressive growth stocks whose earnings outlooks we thought were weakening, we added to defensive holdings in sectors such as health care, energy, and financial services in an effort to position the portfolio for an uncertain market environment. Despite mixed results in recent months from some of the highest-quality established companies, stocks such as Eli Lilly, ExxonMobil, and Freddie Mac remained prominent holdings in the portfolio because we saw reliable earnings growth at these companies.

Q. WHERE ELSE HAVE MFS' ANALYSTS BEEN FINDING OPPORTUNITIES?

A. For the first time in a while we've seen more attractive valuations among cyclical stocks. After the September 11 attacks, investors sold off cyclical stocks based on the realization that the economy would weaken further and that the timeframe for an economic recovery had been pushed further out. As a result, we've found what we believe are attractive opportunities in cyclical industries such as paper and chemical stocks. Both groups are trading at low valuations according to our research, and we think they could be the first to respond when the economy recovers. We've also been aggressively buying insurance companies. This industry was sold off dramatically due to investors' concerns about their exposure to the tragedy. Some of these companies have significant exposure to the catastrophe and may go out of business. We think others, however, will emerge stronger due to less competition and a more favorable pricing environment. We anticipate a huge shakeout, but we have been focusing on what we think are the healthy companies in the group and have been stepping in to buy them at what we think are low prices compared to their book value.

Q. WERE THERE ANY STOCKS THAT PERFORMED WELL IN THIS DIFFICULT ENVIRONMENT?

A. Our holdings in defensive sectors such as consumer staples, food and beverages, and health care performed fairly well during the period. Names such as Procter & Gamble, diversified food and beverage company Diageo, and PepsiCo produced relatively strong results in a volatile and weak market environment. Our significant holdings in Sprint and Bank of America also performed well during the period as their historically reliable cash flows and strong balance sheets were viewed as safer havens by many equity investors.

Q. WHICH HOLDINGS WERE THE KEY DETRACTORS?

A. With the exception of the defensive sectors that were just mentioned, there weren't many industries or sectors that posted positive returns. Areas that were hit the hardest, however, were broadcast, cable, and media companies such as AOL Time Warner, Clear Channel, and Viacom. Concerns about ongoing economic weakness and slower advertising spending continued to hurt these companies. Other disappointments included computer software company VERITAS, and electronics manufacturer Analog Devices.

Q. THERE HAS BEEN QUITE A BIT OF VOLATILITY IN THE ELECTRIC UTILITY AND ENERGY SECTORS OVER THE PAST YEAR. WHAT'S YOUR OUTLOOK?

A. We reduced our holdings in oil, oilfield services, and electric power stocks during the period. We think the long-term trends for oil prices are very uncertain, and we're wary of growth prospects in electric power, given the difficult regulatory situation in the United States.

Q. SOME PEOPLE ARE SAYING THAT SMALL-CAP STOCKS WILL CONTINUE TO OUTPERFORM LARGE-CAP STOCKS DURING AN ECONOMIC DOWNTURN. ARE YOU AT A DISADVANTAGE BECAUSE OF THE PORTFOLIO'S LARGE-CAP BIAS?

A. Historically, small-caps have outperformed large-cap stocks in this type of environment, but it's difficult to predict if this sort of market shift can continue. While our focus remains on bottom-up Original Research(SM) and long-term capital growth, our expectation is for value to continue to outperform growth in the near term. As a result, we have been looking closer at stock valuations than we have in the past. Within the value segment of the market, however, we think there will be a much more level playing field between large-cap and small-cap for the simple reason that if the economic environment worsens, the bigger companies have the asset bases to handle that. We think it's also important to point out, however, that given the sharp declines we've experienced over the past year, many growth companies are looking like value stocks. As a result, we're optimistic that many large-cap growth stocks can pick up momentum over the next year.

/s/ Michael A. Lawless

    Michael A. Lawless
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

Note to Shareholders: Effective April 1, 2001, Michael A. Lawless replaced Alec C. Murray as Associate Director of Equity Research.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   OCTOBER 13, 1971

CLASS INCEPTION:         CLASS A  OCTOBER 13, 1971
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I  JANUARY 2, 1997

SIZE:                    $4.6 BILLION NET ASSETS AS OF SEPTEMBER 30, 2001

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended September 30, 2001)

            MFS Research Fund      Standard & Poor's
                -  Class A          500 Stock Index
-----------------------------------------------------
9/91             $ 9,425               $10,000
9/92              10,536                11,105
9/93              13,515                12,549
9/94              14,558                13,011
9/95              18,124                16,882
9/96              22,935                20,314
9/97              29,521                28,531
9/98              29,259                31,111
9/99              36,308                39,762
9/00              48,090                45,044
9/01              29,414                33,053

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -38.83%       +0.53%      +28.25%        +212.09%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 -38.83%       +0.18%      + 5.10%        + 12.05%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 -42.35%       -1.78%      + 3.87%        + 11.39%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -39.23%       -1.38%      +24.18%        +195.39%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 -39.23%       -0.46%      + 4.43%        + 11.44%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 -41.35%       -1.24%      + 4.13%        + 11.44%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -39.25%       -1.41%      +24.16%        +196.15%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 -39.25%       -0.47%      + 4.42%        + 11.47%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
Charge                                                 -39.78%       -0.47%      + 4.42%        + 11.47%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -38.61%       +1.64%      +30.46%        +217.45%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
Charge                                                 -38.61%       +0.54%      + 5.46%        + 12.25%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Average large-cap growth fund+                         -43.77%       -0.86%      + 6.01%        +  9.79%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                     -26.62%       +2.04%      +10.23%        + 12.70%
--------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                      19.9%
HEALTH CARE                             16.8%
TECHNOLOGY                              15.0%
ENERGY                                   8.8%
UTILITIES & COMMUNICATIONS               8.7%

TOP 10 STOCK HOLDINGS

EXXONMOBIL CORP.  3.8%                          FANNIE MAE  2.4%
International oil and gas company               U.S. government-chartered mortgage banker

ELI LILLY & CO.  3.7%                           AMERICAN INTERNATIONAL GROUP, INC.  2.3%
Pharmaceutical products company                 Insurance and financial services holding company

PFIZER, INC.  2.9%                              SPRINT CORP.  2.2%
Pharmaceutical products company                 Telecommunications firm

AMERICAN HOME PRODUCTS CORP.  2.6%              BANK OF AMERICA CORP.  2.2%
Pharmaceutical products company                 Bank and financial holding company

FREDDIE MAC  2.5%                               MICROSOFT CORP.  2.1%
U.S. mortgage banker and underwriter            Computer software and systems company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

Stocks - 94.9%
-------------------------------------------------------------------------------
ISSUER                                                 SHARES             VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 87.9%
  Aerospace - 1.7%
    General Dynamics Corp.                            890,940    $   78,687,821
-------------------------------------------------------------------------------
  Apparel & Textiles - 0.8%
    Nike, Inc., "B"                                   749,900    $   35,102,819
-------------------------------------------------------------------------------
  Automotive - 1.3%
    Harley-Davidson, Inc.                           1,460,800    $   59,162,400
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 6.2%
    Bank of America Corp.                           1,641,100    $   95,840,240
    Capital One Financial Corp.                       791,900        36,451,157
    Comerica, Inc.                                    620,160        34,356,864
    FleetBoston Financial Corp.                     2,058,700        75,657,225
    PNC Financial Services Group Co.                  456,100        26,111,725
    SouthTrust Corp.                                  786,800        20,039,796
                                                                 --------------
                                                                 $  288,457,007
-------------------------------------------------------------------------------
  Biotechnology - 2.3%
    Guidant Corp.*                                  1,396,410    $   53,761,785
    Pharmacia Corp.                                 1,270,706        51,539,835
                                                                 --------------
                                                                 $  105,301,620
-------------------------------------------------------------------------------
  Business Machines - 1.2%
    International Business Machines Corp.             529,900    $   48,909,770
    Sun Microsystems, Inc.*                         1,088,200         8,999,414
                                                                 --------------
                                                                 $   57,909,184
-------------------------------------------------------------------------------
  Business Services - 0.9%
    Automatic Data Processing, Inc.                   402,600    $   18,938,304
    Fiserv, Inc.*                                     602,400        20,602,080
                                                                 --------------
                                                                 $   39,540,384
-------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                    489,800    $   18,896,484
    Dow Chemical Co.                                  152,100         4,982,796
    Praxair, Inc.                                     323,100        13,570,200
                                                                 --------------
                                                                 $   37,449,480
-------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.8%
    Dell Computer Corp.*                            1,205,600    $   22,339,768
    Enterasys Networks, Inc.*                       1,669,830        10,770,403
    Riverstone Networks, Inc.*                        949,047         4,982,497
                                                                 --------------
                                                                 $   38,092,668
-------------------------------------------------------------------------------
  Computer Software - 1.2%
    Oracle Corp.*                                   3,646,520    $   45,873,222
    Rational Software Corp.*                        1,057,700         9,159,682
                                                                 --------------
                                                                 $   55,032,904
-------------------------------------------------------------------------------

  Computer Software - Personal Computers - 2.0%
    Microsoft Corp.*                                1,843,400    $   94,326,778
-------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    SunGard Data Systems, Inc.*                       979,500    $   22,890,915
    VERITAS Software Corp.*                           586,901        10,822,454
                                                                 --------------
                                                                 $   33,713,369
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.1%
    Extreme Networks, Inc.*                           864,440    $    5,973,280
-------------------------------------------------------------------------------
  Conglomerates - 2.7%
    General Electric Co.                            1,526,300    $   56,778,360
    Tyco International Ltd.                         1,485,848        67,606,084
                                                                 --------------
                                                                 $  124,384,444
-------------------------------------------------------------------------------
  Consumer Goods & Services - 1.2%
    Gillette Co.                                    1,118,200    $   33,322,360
    Procter & Gamble Co.                              280,000        20,381,200
                                                                 --------------
                                                                 $   53,703,560
-------------------------------------------------------------------------------
  Electronics - 4.8%
    Advanced Micro Devices, Inc.*                      83,700    $      682,155
    Analog Devices, Inc.*                           1,697,398        55,504,915
    Atmel Corp.*                                    4,731,800        31,608,424
    Flextronics International Ltd.*                 1,753,096        28,996,208
    Intel Corp.                                     1,532,700        31,328,388
    Lam Research Corp.*                               744,200        12,614,190
    Linear Technology Corp.                         1,049,800        34,433,440
    Novellus Systems, Inc.*                           478,100        13,654,536
    QLogic Corp.*                                     712,815        13,543,485
                                                                 --------------
                                                                 $  222,365,741
-------------------------------------------------------------------------------
  Energy - 1.4%
    Dynegy, Inc.                                    1,545,200    $   53,541,180
    Equitable Resources, Inc.                         322,200         9,669,222
                                                                 --------------
                                                                 $   63,210,402
-------------------------------------------------------------------------------
  Entertainment - 4.6%
    AOL Time Warner, Inc.*                          1,385,062    $   45,845,552
    Clear Channel Communications, Inc.*             1,599,700        63,588,075
    Gemstar-TV Guide International, Inc.*             494,100         9,738,711
    Viacom, Inc., "B"*                              2,698,986        93,115,017
                                                                 --------------
                                                                 $  212,287,355
-------------------------------------------------------------------------------
  Financial Institutions - 7.1%
    Citigroup, Inc.                                 2,241,186    $   90,768,033
    Fannie Mae                                      1,317,800       105,503,068
    Freddie Mac                                     1,680,000       109,200,000
    Goldman Sachs Group, Inc.                         178,800        12,757,380
    Merrill Lynch & Co., Inc.                         274,400        11,140,640
                                                                 --------------
                                                                 $  329,369,121
-------------------------------------------------------------------------------
  Food & Beverage Products - 0.9%
    Anheuser-Busch Cos., Inc.                         601,800    $   25,203,384
    PepsiCo, Inc.                                     339,970        16,488,545
                                                                 --------------
                                                                 $   41,691,929
-------------------------------------------------------------------------------
  Insurance - 6.5%
    AFLAC, Inc.                                     1,001,010    $   27,027,270
    Allstate Corp.                                    106,500         3,977,775
    American International Group, Inc.              1,287,175       100,399,650
    CIGNA Corp.                                       626,300        51,951,585
    Hartford Financial Services Group, Inc.           167,600         9,844,824
    MetLife, Inc.                                   1,397,500        41,505,750
    The St. Paul Cos., Inc.                         1,432,400        59,043,528
    UnumProvident Corp.                               371,310         9,375,578
                                                                 --------------
                                                                 $  303,125,960
-------------------------------------------------------------------------------
  Internet - 0.8%
    VeriSign, Inc.*                                   830,279    $   34,788,690
-------------------------------------------------------------------------------
  Machinery - 1.7%
    Danaher Corp.                                     508,800    $   24,005,184
    Deere & Co.                                     1,404,400        52,819,484
                                                                 --------------
                                                                 $   76,824,668
-------------------------------------------------------------------------------
  Medical & Health Products - 11.1%
    Allergan, Inc.                                     79,000    $    5,237,700
    American Home Products Corp.                    1,933,200       112,608,900
    Applera Corp. - Applied Biosystems Group        1,818,600        44,373,840
    Eli Lilly & Co.                                 1,992,300       160,778,610
    Pfizer, Inc.                                    3,224,725       129,311,473
    Schering Plough Corp.                           1,668,900        61,916,190
                                                                 --------------
                                                                 $  514,226,713
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Cardinal Health, Inc.                             183,150    $   13,543,943
-------------------------------------------------------------------------------
  Metals & Minerals - 0.5%
    Alcoa, Inc.                                       818,600    $   25,384,786
-------------------------------------------------------------------------------
  Oil Services - 1.8%
    El Paso Corp.                                   1,139,216    $   47,334,425
    Global Marine, Inc.*                              707,230         9,901,220
    Santa Fe International Corp.                    1,259,200        26,758,000
                                                                 --------------
                                                                 $   83,993,645
-------------------------------------------------------------------------------
  Oils - 5.7%
    Apache Corp.                                      367,200    $   15,789,600
    Conoco, Inc.                                    1,568,400        39,743,256
    Devon Energy Corp.                                652,600        22,449,440
    EOG Resources, Inc.                               739,400        21,390,842
    ExxonMobil Corp.                                4,214,738       166,060,677
                                                                 --------------
                                                                 $  265,433,815
-------------------------------------------------------------------------------
  Retail - 3.5%
    Home Depot, Inc.                                1,184,500    $   45,449,265
    Lowe's Cos., Inc.                                 490,300        15,517,995
    Target Corp.                                      867,000        27,527,250
    Wal-Mart Stores, Inc.                           1,514,300        74,957,850
                                                                 --------------
                                                                 $  163,452,360
-------------------------------------------------------------------------------
  Special Products & Services - 1.8%
    Illinois Tool Works, Inc.                         224,800    $   12,163,928
    Minnesota Mining & Manufacturing Co.              488,300        48,048,720
    SPX Corp.*                                        299,000        24,787,100
                                                                 --------------
                                                                 $   84,999,748
-------------------------------------------------------------------------------
  Supermarket - 2.0%
    Safeway, Inc.*                                  2,356,600    $   93,604,152
-------------------------------------------------------------------------------
  Telecommunications - 6.0%
    Amdocs Ltd.*                                    1,117,775    $   29,788,704
    AT&T Corp.                                      2,265,500        43,724,150
    Charter Communications, Inc.*                   1,007,900        12,477,802
    CIENA Corp.*                                    1,449,500        14,915,355
    Comverse Technology, Inc.*                      2,042,320        41,826,713
    EchoStar Communications Corp.*                  1,555,800        36,203,466
    Sprint Corp.                                    4,069,900        97,718,299
                                                                 --------------
                                                                 $  276,654,489
-------------------------------------------------------------------------------
  Telecommunications & Cable - 0.9%
    Comcast Corp., "A"*                             1,141,000    $   40,927,670
-------------------------------------------------------------------------------
  Telecom - Wireless - 1.3%
    American Tower Corp., "A"*                      1,257,400    $   17,465,286
    AT&T Wireless Services, Inc.*                     579,529         8,658,163
    QUALCOMM, Inc.*                                   432,600        20,565,804
    SBA Communications Corp.*                       1,157,900        15,457,965
                                                                 --------------
                                                                 $   62,147,218
-------------------------------------------------------------------------------
  Utilities - Electric - 0.9%
    AES Corp.*                                        398,400    $    5,107,488
    Calpine Corp.*                                  1,059,400        24,164,914
    Constellation Energy Group, Inc.                  148,900         3,603,380
    Exelon Corp.                                       96,600         4,308,360
    Pinnacle West Capital Corp.                        98,500         3,910,450
                                                                 --------------
                                                                 $   41,094,592
-------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Enron Corp.                                       652,800    $   17,775,744
-------------------------------------------------------------------------------
Total U.S. Stocks                                                $4,073,740,459
-------------------------------------------------------------------------------
Foreign Stocks - 7.0%
  Bermuda - 0.4%
    Accenture Ltd. (Business Services)*               814,530    $   10,385,258
    Ace Ltd. (Insurance)                              216,500         6,250,355
                                                                 --------------
                                                                 $   16,635,613
-------------------------------------------------------------------------------
  Canada - 0.5%
    Nortel Networks Corp. (Telecommunications)      4,201,100    $   23,568,171
-------------------------------------------------------------------------------
  France - 2.1%
    Sanofi-Synthelabo S.A.
      (Medical & Health Products)                     684,400    $   44,520,686
    Technip S.A. (Construction)                        62,000         7,806,809
    Total Fina Elf S.A., "B" (Oils)                   344,900        46,284,014
                                                                 --------------
                                                                 $   98,611,509
-------------------------------------------------------------------------------
  Ireland - 0.2%
    Jefferson Smurfit Corp.
      (Forest & Paper Products)                     5,269,300    $    9,210,768
-------------------------------------------------------------------------------
  Israel
    Check Point Software Technologies Ltd
    . (Computer Software - Services)*                  12,900    $      284,058
-------------------------------------------------------------------------------
  Japan - 0.7%
    Fast Retailing Co. (Retail)                       101,600    $   11,413,910
    Honda Motor Co., Ltd. (Automotive)                338,600        10,994,060
    Murata Manufacturing Co. Ltd. (Electronics)       150,900         8,647,093
                                                                 --------------
                                                                 $   31,055,063
-------------------------------------------------------------------------------
  Netherlands - 0.4%
    Unilever N.V. (Consumer Goods and Services)       354,600    $   19,163,330
-------------------------------------------------------------------------------
  Switzerland - 1.0%
    Novartis AG (Medical & Health Products)           287,400    $   11,243,075
    Syngenta AG (Chemicals)*                          668,900        33,773,642
                                                                 --------------
                                                                 $   45,016,717
-------------------------------------------------------------------------------
  United Kingdom - 1.7%
    BP Amoco PLC (Oils)                             3,564,400    $   29,444,948
    Diageo PLC (Food & Beverage Products)*          2,112,660        22,188,088
    Vodafone Group PLC (Telecommunications)*       13,438,133        29,629,084
                                                                 --------------
                                                                 $   81,262,120
-------------------------------------------------------------------------------
Total Foreign Stocks                                             $  324,807,349
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,903,792,894)                   $4,398,547,808
-------------------------------------------------------------------------------
Short-Term Obligations - 3.3%
-------------------------------------------------------------------------------
                                             PRINCIPAL AMOUNT
                                                (000 OMITTED)
-------------------------------------------------------------------------------
    American Express Credit Corp., due 10/01/01     $  14,946    $   14,946,000
    Citigroup, Inc., due 10/10/01                       1,000           999,117
    General Electric Capital Corp., due 10/01/01       63,953        63,953,000
    Goldman Sachs Group LP, due 10/01/01               35,565        35,565,000
    Morgan Stanley Dean Witter, due 10/05/01           22,530        22,522,140
    PepsiCo, Inc., due 10/01/01                        10,647        10,647,000
    Pitney Bowes, Inc., due 10/01/01                    5,039         5,039,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                  $  153,671,257
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,057,464,151)              $4,552,219,065
Other Assets, Less Liabilities - 1.8%                                82,951,772
-------------------------------------------------------------------------------
Net Assets - 100.0%                                              $4,635,170,837
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
SEPTEMBER 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,057,464,151)   $4,552,219,065
  Investments of cash collateral for securities loaned,
    at identified cost and value                               216,480,578
  Cash                                                              12,839
  Receivable for fund shares sold                               22,907,172
  Receivable for investments sold                              122,099,949
  Net receivable for forward currency exchange contracts
    subject to master netting agreements                           228,483
  Dividends and interest receivable                              4,127,239
  Other assets                                                      66,587
                                                            --------------
      Total assets                                          $4,918,141,912
                                                            --------------
Liabilities:
  Payable for fund shares reacquired                        $   15,944,564
  Payable for investments purchased                             49,071,531
  Collateral for securities loaned, at value                   216,480,578
  Payable to affiliates -
    Management fee                                                 159,075
    Shareholder servicing agent fee                                 39,158
    Distribution and service fee                                   255,032
  Accrued expenses and other liabilities                         1,021,137
                                                            --------------
      Total liabilities                                     $  282,971,075
                                                            --------------
Net assets                                                  $4,635,170,837
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $5,795,115,258
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies           (505,035,506)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions             (654,484,205)
  Accumulated net investment loss                                 (424,710)
                                                            --------------
      Total                                                 $4,635,170,837
                                                            ==============
Shares of beneficial interest outstanding                    284,112,214
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $2,213,954,867 / 132,328,205 shares of
     beneficial interest outstanding)                          $16.73
                                                               ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                          $17.75
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,896,352,027 / 118,925,268 shares of
     beneficial interest outstanding)                          $15.95
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $513,119,975 / 32,165,302 shares of
     beneficial interest outstanding)                          $15.95
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $11,743,968 / 693,439
    shares of beneficial interest outstanding)                 $16.94
                                                               ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2001
------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                              $    51,014,027
    Interest                                                    11,975,212
    Foreign taxes withheld                                        (624,302)
                                                           ---------------
      Total investment income                              $    62,364,937
                                                           ---------------
  Expenses -
    Management fee                                         $    28,042,722
    Trustees' compensation                                         117,610
    Shareholder servicing agent fee                              6,523,728
    Distribution and service fee (Class A)                      10,739,985
    Distribution and service fee (Class B)                      27,040,915
    Distribution and service fee (Class C)                       7,324,580
    Administrative fee                                             503,951
    Custodian fee                                                1,704,968
    Printing                                                       290,463
    Postage                                                        544,352
    Auditing fees                                                   34,120
    Legal fees                                                      25,037
    Miscellaneous                                                4,069,688
                                                           ---------------
      Total expenses                                       $    86,962,119
    Fees paid indirectly                                        (1,383,775)
                                                           ---------------
      Net expenses                                         $    85,578,344
                                                           ---------------
        Net investment loss                                $   (23,213,407)
                                                           ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                $  (628,909,735)
    Foreign currency transactions                                9,895,236
                                                           ---------------
        Net realized loss on investments and
         foreign currency transactions                     $  (619,014,499)
                                                           ---------------
  Change in unrealized depreciation -
    Investments                                            $(2,498,259,305)
    Translation of assets and liabilities in
      foreign currencies                                        (1,593,147)
                                                           ---------------
        Net unrealized loss on investments and
          foreign currency translation                     $(2,499,852,452)
                                                           ---------------
          Net realized and unrealized loss on investments
            and foreign currency                           $(3,118,866,951)
                                                           ---------------
            Decrease in net assets from operations         $(3,142,080,358)
                                                           ===============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                               2001                         2000
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                       $   (23,213,407)              $  (38,653,853)
  Net realized gain (loss) on investments and foreign
    currency transactions                                      (619,014,499)               1,309,910,023
  Net unrealized gain (loss) on investments and
    foreign currency translation                             (2,499,852,452)                 778,448,481
                                                            ---------------               --------------
    Increase (decrease) in net assets from operations       $(3,142,080,358)              $2,049,704,651
                                                            ---------------               --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                         $  (417,552,304)              $ (249,638,542)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (371,111,144)                (235,896,495)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (99,020,011)                 (59,513,382)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (2,335,693)                  (1,548,492)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                     (11,984,617)                  --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                     (10,651,660)                  --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                      (2,842,080)                  --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                         (67,039)                  --
                                                            ---------------               --------------
    Total distributions declared to shareholders            $  (915,564,548)              $ (546,596,911)
                                                            ---------------               --------------
Net increase in net assets from fund share transactions     $   511,222,778               $  143,683,650
                                                            ---------------               --------------
      Total increase (decrease) in net assets               $(3,546,422,128)              $1,646,791,390
Net assets:
  At beginning of period                                      8,181,592,965                6,534,801,575
                                                            ---------------               --------------
  At end of period (including accumulated net investment
    loss of $424,710 and $1,994,684, respectively)          $ 4,635,170,837               $8,181,592,965
                                                            ===============               ==============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                    2001                 2000               1999               1998               1997
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS  A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 31.40               $25.58             $21.45             $22.69             $18.53
                                         -------               ------             ------             ------             ------
Income (loss) from investment operations# -
  Net investment income (loss)           $ (0.00)+             $(0.05)            $(0.02)            $ 0.05             $ 0.04
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  (11.15)                8.01               5.10              (0.30)              5.07
                                         -------               ------             ------             ------             ------
      Total from investment
        operations                       $(11.15)              $ 7.96             $ 5.08             $(0.25)            $ 5.11
                                         -------               ------             ------             ------             ------
Less distributions declared to shareholders -
  From net investment income             $  --                 $  --              $  --              $  --              $(0.01)
  From net realized gain on
    investments and foreign
    currency transactions                  (3.42)               (2.14)             (0.95)             (0.99)             (0.92)
  In excess of net investment
    income                                  --                   --                 --                 --                (0.02)
  In excess of net realized gain
    on investments and foreign
    currency transactions                  (0.10)                --                 --                 --                 --
                                         -------               ------             ------             ------             ------
      Total distributions
        declared to shareholders         $ (3.52)              $(2.14)            $(0.95)            $(0.99)            $(0.95)
                                         -------               ------             ------             ------             ------
Net asset value - end of period          $ 16.73               $31.40             $25.58             $21.45             $22.69
                                         =======               ======             ======             ======             ======
Total return(+)                           (38.83)%              32.45%             24.09%             (0.89)%            28.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                0.99%                0.96%              0.98%              0.91%              0.96%
  Net investment income (loss)             (0.01)%              (0.16)%            (0.06)%             0.23%              0.18%
Portfolio turnover                            91%                  95%                93%                81%                79%
Net assets at end of period (000
  Omitted)                            $2,213,955           $3,795,327         $3,061,563         $2,611,866         $2,201,849

  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                    2001                 2000               1999               1998               1997
------------------------------------------------------------------------------------------------------------------------------
                                        CLASS  B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $ 30.09               $24.74             $20.90             $22.16             $18.19
                                         -------               ------             ------             ------             ------
Income (loss) from investment operations# -
  Net investment loss                     $(0.15)              $(0.23)            $(0.18)            $(0.10)            $(0.10)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                  (10.65)                7.72               4.97              (0.28)              4.97
                                         -------               ------             ------             ------             ------
      Total from investment operations   $(10.80)              $ 7.49             $ 4.79             $(0.38)            $ 4.87
                                         -------               ------             ------             ------             ------
Less distributions declared to shareholders -
  From net realized gain on
    investments and foreign
    currency transactions                 $(3.25)              $(2.14)            $(0.95)            $(0.88)            $(0.90)
  In excess of net realized gain
    on investments and foreign
    currency transactions                  (0.09)                --                 --                 --                 --
                                         -------               ------             ------             ------             ------
      Total distributions
        declared to shareholders          $(3.34)              $(2.14)            $(0.95)            $(0.88)            $(0.90)
                                         -------               ------             ------             ------             ------
Net asset value - end of period          $ 15.95               $30.09             $24.74             $20.90             $22.16
                                         =======               ======             ======             ======             ======
Total return                              (39.23)%              31.60%             23.31%             (1.54)%            27.88%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                1.64%                1.61%              1.63%              1.56%              1.63%
  Net investment loss                      (0.66)%              (0.81)%            (0.71)%            (0.42)%            (0.49)%
Portfolio turnover                            91%                  95%                93%                81%                79%
Net assets at end of period (000
  Omitted)                            $1,896,352           $3,455,142         $2,753,935         $2,237,570         $1,860,130

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                           2001               2000             1999             1998             1997
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 30.11             $24.75           $20.92           $22.17           $18.22
                                                -------             ------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss                           $ (0.15)            $(0.23)          $(0.18)          $(0.10)          $(0.09)
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (10.66)              7.73             4.96            (0.27)            4.96
                                                -------             ------           ------           ------           ------
      Total from investment operations          $(10.81)            $ 7.50           $ 4.78           $(0.37)          $ 4.87
                                                -------             ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                    $  --               $ --             $ --             $ --             $(0.00)+
  From net realized gain on investments
    and foreign currency transactions             (3.26)             (2.14)           (0.95)           (0.88)           (0.92)
  In excess of net investment income               --                 --               --               --              (0.00)+
  In excess of net realized gain on
    investments and foreign currency
    transactions                                  (0.09)              --               --               --               --
                                                -------             ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $(3.35)            $(2.14)          $(0.95)          $(0.88)          $(0.92)
                                                -------             ------           ------           ------           ------
Net asset value - end of period                 $ 15.95             $30.11           $24.75           $20.92           $22.17
                                                =======             ======           ======           ======           ======
Total return                                     (39.25)%            31.58%           23.35%           (1.51)%          27.87%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.64%              1.61%            1.63%            1.56%            1.62%
  Net investment loss                             (0.66)%            (0.81)%          (0.71)%          (0.42)%          (0.47)%
Portfolio turnover                                   91%                95%              93%              81%              79%
Net assets at end of period (000 Omitted)      $513,120           $910,205         $699,816         $563,505         $459,809

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED SEPTEMBER 30,
                                                                                                                PERIOD ENDED
                                           -----------------------------------------------------------         SEPTEMBER 30,
                                                  2001             2000           1999            1998                 1997*
----------------------------------------------------------------------------------------------------------------------------
                                              CLASS  I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period          $ 31.76           $25.77         $21.52          $22.75                $18.34
                                               -------           ------         ------          ------                ------
Income (loss) from investment operations# -
  Net investment income                        $  0.08           $ 0.06         $ 0.07          $ 0.13                $ 0.07
  Net realized and unrealized gain (loss)
    on investments and foreign currency         (11.28)            8.07           5.13           (0.31)                 4.34
                                               -------           ------         ------          ------                ------
      Total from investment operations         $(11.20)          $ 8.13         $ 5.20          $(0.18)               $ 4.41
                                               -------           ------         ------          ------                ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions          $ (3.52)          $(2.14)        $(0.95)         $(1.05)               $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.10)            --             --              --                    --
                                               -------           ------         ------          ------                ------
      Total distributions declared to
        shareholders                           $ (3.62)          $(2.14)        $(0.95)         $(1.05)                 --
                                               -------           ------         ------          ------                ------
Net asset value - end of period                $ 16.94           $31.76         $25.77          $21.52                $22.75
                                               =======           ======         ======          ======                ======
Total return                                    (38.61)%          32.90%         24.59%          (0.55)%               24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                      0.64%            0.61%          0.63%           0.56%                 0.63%+
  Net investment income                           0.34%            0.20%          0.29%           0.57%                 0.51%+
Portfolio turnover                                  91%              95%            93%             81%                   79%
Net assets at end of period (000 Omitted)      $11,744          $20,919        $19,488         $17,551               $19,400

  * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2001, the value of securities loaned was $212,202,194. These loans were collateralized by U.S. Treasury securities of $4,642,651 and cash of $216,480,578 which was invested in the following short-term obligations:

                                                                         SHARES/     AMORTIZED COST
                                                                PRINCIPAL AMOUNT          AND VALUE
---------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                         214,476,193       $214,476,193
                                                                                       ------------
Salomon Smith Barney, Inc., REPO, 3.38%, due 10/01/01                  2,004,385          2,004,385
                                                                                       ------------
Total investments of cash collateral for securities loaned                             $216,480,578
                                                                                       ============

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $1,099,533 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $284,242 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended September 30, 2001, accumulated net investment loss increased by $24,783,381, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $9,924,310, and paid-in capital decreased by $14,859,071 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

At September 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $34,337,362 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

EXPIRATION DATE
----------------------------------------------------
September 30, 2009                       $34,337,362
September 30, 2010                           --
September 30, 2011                           --
September 30, 2012                           --
September 30, 2013                           --
September 30, 2014                           --
September 30, 2015                           --
September 30, 2016                           --
                                         -----------
    Total                                $34,337,362
                                         ===========

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of who receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $33,060 for the year ended September 30, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $531,946 for the year ended September 30, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $282,705 for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $87,460 and $20,200 for Class B and Class C shares, respectively, for the year ended September 30, 2001. Fees incurred under the distribution plan during the year ended September 30, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2001, were $102,262, $3,700,055, and $69,614 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $5,701,917,848 and $6,037,852,583, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $5,146,144,648
                                                               --------------
Gross unrealized appreciation                                  $  319,328,246
Gross unrealized depreciation                                    (913,253,829)
                                                               --------------
    Net unrealized depreciation                                $ (593,925,583)
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                     YEAR ENDED SEPTEMBER 30, 2001            YEAR ENDED SEPTEMBER 30, 2000
                            --------------------------------------   --------------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                      245,861,095       $ 5,541,023,915        207,627,738       $ 6,195,572,700
Shares issued to
  shareholders in
  reinvestment of
  distributions                   15,551,206           369,807,279          8,096,928           219,374,714
Shares reacquired               (249,941,913)       (5,599,626,793)      (214,542,731)       (6,407,383,015)
                                ------------       ---------------       ------------       ---------------
    Net increase                  11,470,388       $   311,204,401          1,181,935       $     7,564,399
                                ============       ===============       ============       ===============

Class B shares
                                     YEAR ENDED SEPTEMBER 30, 2001            YEAR ENDED SEPTEMBER 30, 2000
                            --------------------------------------   --------------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                       13,416,111       $   300,229,940         17,762,301       $   502,832,616
Shares issued to
  shareholders in
  reinvestment of
  distributions                   13,931,097           317,487,772          7,500,422           195,687,919
Shares reacquired                (23,260,921)         (479,654,502)       (21,738,495)         (612,700,615)
                                ------------       ---------------       ------------       ---------------
    Net increase                   4,086,287       $   138,063,210          3,524,228       $    85,819,920
                                ============       ===============       ============       ===============

Class C shares
                                     YEAR ENDED SEPTEMBER 30, 2001            YEAR ENDED SEPTEMBER 30, 2000
                            --------------------------------------   --------------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                        7,535,676       $   172,208,077          9,799,241       $   277,998,234
Shares issued to
  shareholders in
  reinvestment of
  distributions                    3,335,323            76,078,627          1,621,617            42,340,404
Shares reacquired                 (8,937,261)         (187,375,177)        (9,460,031)         (267,054,410)
                                ------------       ---------------       ------------       ---------------
    Net increase                   1,933,738       $    60,911,527          1,960,827       $    53,284,228
                                ============       ===============       ============       ===============

Class I shares
                                     YEAR ENDED SEPTEMBER 30, 2001            YEAR ENDED SEPTEMBER 30, 2000
                            --------------------------------------   --------------------------------------
                                      SHARES                AMOUNT             SHARES                AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                           52,076       $     1,222,392            722,976       $    22,454,823
Shares issued to
  shareholders in
  reinvestment of
  distributions                       93,525             2,245,531             52,829             1,443,289
Shares reacquired                   (110,788)           (2,424,283)          (873,502)          (26,883,009)
                                ------------       ---------------       ------------       ---------------
    Net increase
  (decrease)                          34,813       $     1,043,640            (97,697)      $    (2,984,897)
                                ============       ===============       ============       ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2001, was $68,171. The fund had no borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At September 30, 2001, forward foreign currency sales under master netting agreements amounted to a net receivable of $228,483 with DB Clearing Services.

At September 30, 2001, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

                 --------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research Fund (one of the series comprising MFS Series Trust V) (the "Trust"), including the portfolio of investments, as of September 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

FOR THE YEAR ENDED SEPTEMBER 30, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 75.26%.

--------------------------------------------------------------------------------

MFS(R) RESEARCH FUND

TRUSTEES
John W. Ballen* - President,               ASSISTANT TREASURERS
MFS Investment Management                  Mark E. Bradley*
                                           Robert R. Flaherty*
William R. Gutow+ - Private Investor       Ellen Moynihan*
and Real Estate Consultant; Vice
Chairman, Entertainment Management         SECRETARY
Company (video franchise)                  Stephen E. Cavan*

                                           ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor         James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner,             CUSTODIAN
Hemenway & Barnes (attorneys)              State Street Bank and Trust Company

William J. Poorvu+ - Adjunct               AUDITORS
Professor, Harvard University              Deloitte & Touche LLP
Graduate School of Business
Administration                             INVESTOR INFORMATION
                                           For information on MFS mutual funds,
Charles W. Schmidt+ - Private Investor     call your investment professional
                                           or, for an information kit, call
Arnold D. Scott* - Senior Executive        toll free: 1-800-637-2929 any
Vice President and Director MFS            business day from 9 a.m. to 5 p.m.
Investment Management                      Eastern time (or leave a message
                                           anytime).
Jeffrey L. Shames* - Chairman and
Chief Executive Officer, MFS               INVESTOR SERVICE
Investment Management                      MFS Service Center, Inc.
                                           P.O. Box 2281
Elaine R. Smith+ - Independent             Boston, MA 02107-9906
Consultant
                                           For general information, call toll
David B. Stone+ - Chairman Emeritus        free: 1-800-225-2606 any business
and Director, North American               day from 8 a.m. to 8 p.m. Eastern
Management Corp. (investment               time.
adviser)
                                           For service to speech- or
INVESTMENT ADVISER                         hearing-impaired individuals, call
Massachusetts Financial Services Company   toll free: 1-800-637-6576 any
500 Boylston Street                        business day from 9 a.m. to 5 p.m.
Boston, MA 02116-3741                      Eastern time. (To use this service,
                                           your phone must be equipped with a
DISTRIBUTOR                                Telecommunications Device for the
MFS Fund Distributors, Inc.                Deaf.)
500 Boylston Street
Boston, MA 02116-3741                      For share prices, account balances,
                                           exchanges, or stock and bond
CHAIRMAN AND PRESIDENT                     outlooks, call toll free:
Jeffrey L. Shames*                         1-800-MFS-TALK (1-800-637-8255)
                                           anytime from a touch-tone telephone.
ASSSOCIATE DIRECTOR OF EQUITY RESEARCH
Michael A. Lawless*                        WORLD WIDE WEB
                                           www.mfs.com
TREASURER
James O. Yost*

*MFS Investment Management
+Independent Trustee

MFS(R) RESEARCH FUND                                              ------------
                                                                   PRSRT STD
[logo] M F S(R)                                                   U.S. Postage
INVESTMENT MANAGEMENT                                                Paid
                                                                      MFS
500 Boylston Street                                               ------------
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                 MFR-2 11/01 464M 14/214/314/814